EXHIBIT 4.8

PURCHASE AND SALE AGREEMENT

        This Purchase and Sale Agreement (this “Agreement”) dated December 8, 2005, is between Staghorn Energy, LLC, a Delaware limited liability company, whose mailing address is One West Third Street, Suite 1000, Tulsa, OK 74103, hereinafter called “Seller”, and Kodiak Oil & Gas (USA), Inc., a COLORADO CORPORATION , whose mailing address is 1625 Broadway, Suite 330, Denver, CO 80202, hereinafter called “Buyer”.

        In consideration of the mutual promises contained herein, Buyer and Seller agree as follows:

ARTICLE I – PURCHASE AND SALE

        1.01 Seller agrees to sell and convey and Buyer agrees to purchase and pay for all of Seller’s right, title and interest in and to the following (collectively the “Interests”):

        (a)     All of Seller’s right, title and interest in and to the oil and gas leases described in Exhibit A attached hereto (the “Leases”), along with all of Seller’s right, title and interest in and to the lands covered by the Leases and the lands described in Exhibit “A” (the “Land”), together with all of Seller’s interests in and to all the property and rights incident to the Leases and Land, including all of Seller’s rights in, to and under all agreements including the Wrangler Prospect Participation Agreement dated November 15, 2004, product purchase and sale contracts, leases, permits, rights-of-way, easements, licenses, farmouts, options and division orders insofar as they relate to the Leases and Land.

        (b)     All of Seller’s right, title and interest in and to the wells described in Exhibit “B” (the “Wells”), and related equipment, personal property, fixtures and improvements on the Land as of the Effective Time, hereinafter defined, appurtenant thereto or directly used or obtained in connection with the Wells or with the production, treatment, sale or disposal of hydrocarbons or waste produced therefrom or attributable thereto (the “Equipment”).

        (c)     All other leasehold interests, royalty and overriding royalty interests, if any owned by Seller in and to the Land and the Leases or attributable to production therefrom as of the Effective Time, except as specified to the contrary in Exhibit A hereto.

        (d)     All right, title and interest of Seller if any in unitization, pooling and operating agreements, and the units created thereby to the extent they relate to the Leases and Lands, including any and all units formed under orders, regulations, rules and other official acts of the governmental authority having jurisdiction, together with any right, title and interest of Seller created thereby in the Lands.

        1.02 The Purchase and Sale of the Interests shall be effective as of November 1, 2005, at 7:00 a.m., Mountain Standard Time (the “Effective Time”).

ARTICLE II — PURCHASE PRICE

        2.01 The purchase price for the Interests shall be $1,900,000 (herein called the “Preliminary Purchase Price”); provided, however, the Preliminary Purchase Price shall be adjusted as follows:

(a)	The Preliminary Purchase Price shall be increased by:

(i)	the value (which shall be based on posted field prices prevailing at the Effective Time) of all merchantable allowable oil and/or condensate in storage above the pipeline connections at the Effective Time and credited to the Interests, less applicable taxes deducted by the purchasers thereof;

(ii)	all expenses attributable to the Interests (including operating expenses chargeable under the existing Joint Operating Agreements) and paid or incurred by Seller from the Effective Time to the date of Closing, defined in Section 6.01 below:

(iii)	any tax refunds for taxes paid prior to the Effective Time;

(iv)	any other amount agreed upon by Buyer and Seller;

(b)	and shall be reduced by:

(v)	all proceeds received by Seller from sales of production from the Interests attributable to actual production occurring after the Effective Time and any expenses incurred for the development and operation of the Interests prior to the Effective Time;

(vi)	all unpaid ad valorem, property, production, severance and similar taxes accruing to the Interests prior to the Effective Time;

(vii)	any other amount agreed upon by the Buyer and Seller.

ARTICLE III — REPRESENTATIONS AND WARRANTIES

        3.01 Seller represents and warrants that:

        (a)      Seller is a corporation organized under the laws of Delaware validly existing and in good standing under the laws of the States of Montana and North Dakota.

        (b)      The Seller is in good standing under the laws of its state of its formation, with the requisite power and authority to carry on the business it is now conducting.

        (c)      Seller has the power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. The execution and delivery of this Agreement by Seller has been duly authorized by all actions necessary under its governing documents.

        (d)     This Agreement constitutes a valid and binding obligation of Seller enforceable against it in accordance with the terms hereof subject to the effect that bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time, and no other act, approval or proceeding is required to authorize the execution and delivery of this Agreement by Seller or the consummation of the transactions contemplated hereby.

        (e)     Seller has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

        (f)     There are no actions, suits, proceedings or governmental investigations or inquiries pending or, to the best of Seller’s knowledge, threatened against Seller or any of its respective properties, assets, operations or businesses which might materially delay, prevent or hinder the consummation of the transactions contemplated hereby or materially adversely affect the title to or value of any of the Interests.

        (g)     To the best of Seller’s knowledge and belief, there are no bankruptcy, reorganization, or arrangement proceedings pending, being contemplated by or, threatened against Seller.

        (h)     Seller warrants title to the Interests set forth on Exhibit A against the lawful claims and demands of all persons whomsoever claiming or to claim the same by, through or under Seller, but not otherwise. The conveyance of wells, equipment, personal property, fixtures and improvements shall be made “as-is” and without any express or implied warranty or representations as to the merchantability of any of the wells, equipment, personal property, fixtures and improvements or their fitness for any purpose and without any other warranties or representation whatsoever except as expressly set forth herein. It is understood and agreed that Buyer has or will inspect the property and the premises for all purposes and has satisfied itself as to the physical and environmental condition of both the surface and subsurface and that Buyer accepts the property as is, where is. In addition, there are no warranties or representations, either express or implied, as to the accuracy or completeness of any data, information or materials heretofore or hereafter furnished in connection with the Interests or their ability to produce hydrocarbons. Any and all data, information and material furnished by Seller is provided as a convenience only and any reliance on or use of the same is at Buyer’s sole risk.

        (i)     To the best of Seller’s knowledge and belief, there is no lien, security interest or encumbrance created by Seller against, upon or with respect to the Interests.

        3.02 Buyer represents and warrants to Seller that:

              (a)    Buyer is a COLORADO corporation validly existing and in good standing under the laws of the States of Montana and North Dakota.

              (b)    Buyer is in good standing under the state of its incorporation with the requisite corporate power and authority to carry on the business it is now conducting.

              (c)     Buyer has the necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes the valid and binding obligation of Buyer enforceable against it in accordance with the terms hereof, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time, and no other corporate act, approval or proceeding on the part of Buyer or the holders of any class of its equity or debt securities or any other party is required to authorize the execution and delivery of this Agreement by Buyer or the consummation of the transactions contemplated hereby. Buyer has all the requisite power and authority to acquire and own the Interests.

              (d)     This Agreement and the execution and delivery hereof by Buyer do not, and the consummation of the transactions contemplated hereby will not, violate any provision of or constitute a default (whether with notice or the lapse of time or both) under the charter or bylaws of Buyer, or any law or regulation to which Buyer or any of its subsidiaries is subject, or any provision of any indenture, mortgage, lien, lease, Agreement, instrument, order arbitration award, judgment or decree to which Buyer or any of its subsidiaries or any of their assets or properties is bound, which violation, breach or default would materially adversely affect the business or financial condition of buyer and its subsidiaries taken as a whole.

              (e)     There are no actions, suits, proceedings or governmental investigations or inquiries pending, or threatened, against Buyer or any of its subsidiaries or their respective properties, assets, operations or businesses which might materially delay, prevent or hinder the consummation of the transactions contemplated hereby or which might result if any material adverse change in the financial ability of Buyer to consummate the transactions contemplated hereby.

          (f)       Buyer has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

          (g)        There are no bankruptcy, reorganization, or arrangement proceedings pending, being contemplated by, or threatened against Buyer.

ARTICLE IV — CONDITIONS TO CLOSING

        4.01 The obligations of Buyer to consummate the transaction contemplated by this Agreement are subject, at the option of Buyer, to the satisfaction or waiver of the condition that all representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing.

        4.02 The obligations of Seller to consummate the transaction contemplated by this Agreement are subject, at the option of Seller, to the satisfaction or waiver of the condition that all representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing as each such representation and warranty were made at and as of the Closing and Buyer shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

ARTICLE V— CLOSING

        5.01 The consummation of the transaction contemplated hereby (herein called the "Closing"), shall be on or before December 12, 2005.

        5.02 At the Closing, the parties shall do the following:

        (a)     Seller shall execute, acknowledge and deliver to Buyer an Assignment and Bill of Sale in form as set forth in Exhibit C hereto (in as many counterparts as may be required to convey the Interests) conveying the Interests to Buyer.

        (b)     Seller and Buyer shall execute and deliver a preliminary settlement statement prepared by Seller that shall set forth the Closing Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount. The term “Closing Amount” shall mean the Preliminary Purchase Price adjusted as provided in Section 2.01.

        (c)     Buyer shall deliver to Seller cash by wire transfer in the amount of the Closing Amount.

ARTICLE VI— OBLIGATIONS AFTER CLOSING

        6.01 Buyer shall pay all sales, transfer and similar taxes occasioned by the sale of the Interests and all documentary, filing and recording fees required in connection with the filing and recording of any assignments.

        6.02 After Closing, Seller and Buyer shall execute, acknowledge and deliver such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement.

        6.03 Buyer expressly agrees to assume at its sole cost and expense the plugging and abandonment obligations of Seller relative to the Leases and Wells, in full compliance with any and all applicable federal, state and local laws, orders, rules, regulations and standards. Buyer further expressly agrees to assume the surface restoration obligations whether imposed by law or by the Leases or related agreements relative to the Leases and Wells. Buyer agrees to indemnify and hold Seller harmless against any expense, claim or cause of action brought against Seller or Buyer by any governmental agency or body or by any third party arising from Buyer’s failure to comply with such plugging, abandonment or surface restoration obligations.

ARTICLE VII— DISCLAIMER OF WARRANTIES AND REPRESENTATIONS

        7.01 The conveyance of the Leases shall be made and accepted without warranty of title of any kind, either express or implied (even for return of the Purchase Price), except Seller shall specifically warrant title to its interest in the Leases against lawful claims and demands of all persons claiming the same or any part thereof, by, through or under Seller, but not otherwise.

ARTICLE VIII – MISCELLANEOUS

        8.01 This Agreement supersedes all prior agreements between the parties (written or oral) with regard to the subject matter hereof. This instrument contains the entire Agreement between the parties and may be supplemented, altered, amended, modified or revoked by writing only, signed by both parties.

        8.02 All of the Exhibits referred to in this Agreement are hereby incorporated by reference.

        8.03 All notices and communications required or permitted under this Agreement, including address changes, shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered, received by facsimile (provided that promptly after such transmission, a copy thereof is delivered by overnight courier service) or if mailed by registered or certified mail, postage prepaid, addressed as follows:

        8.04 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        Executed as of the date first hereinabove mentioned.

SELLER: STAGHORN ENERGY, LLC By: /s/ Stanley M. Scott Stanley M. Scott, Vice-President BUYER: KODIAK OIL & GAS (USA), INC.

EXHIBIT A

ATTACHED TO PURCHASE AND SALE AGREEMENT
DATED DECEMBER 8, 2005

Lease No:     MT00150-001                           Lease Date: 5/26/2004
   Lessor:     WAYNE EVERSON
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:  MONTANA
   Recorded:               Book:   608              Page:   1336        Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE
                57 EAST SECTION 9: W2 and SE
                SECTION 10: SW
                SECTION 15: E2 NW
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Lease No:     MT00150-002                          Lease Date: 5/26/2004
   Lessor:     ALVIN V. CHRISTENSEN, TRUSTEE
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    608             Page:    1339        Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE
                57 EAST SECTION 9: W2 and SE
                SECTION 10: SW
                SECTION 15: E2 NW
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Lease No:     MT00150-003                          Lease Date: 5/26/2004
   Lessor:     MYRA E. CHRISTENSEN, TRUSTEE
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    608             Page:    1342        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 9: W2 and SE
                SECTION 10: SW
               SECTION 15: E2 NW
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Lease No:     MT00150-004                          Lease Date: 5/26/2004

   Lessor:      BRUCE DESONIA
   Lessee:      GASCONADE OIL CO.
   County:      SHERIDAN                            State:   MONTANA
   Recorded:               Book:    608             Page:    1389       Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 57
                EAST SECTION 9: W2 and SE
                SECTION 10: SW
                SECTION 15: E2 NW
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Lease No:    MT00150-005                            Lease Date: 5/26/2004

   Lessor:      NESSUMSAR MINERAL TRUST
   Lessee:      GASCONADE OIL CO.
   County:      SHERIDAN                            State:   MONTANA
   Recorded:               Book:    608             Page:    1392       Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 57
                EAST SECTION 9: W2 and SE
                SECTION 10: SW
                SECTION 15: E2 NW
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Lease No:    MT00150-006                            Lease Date: 5/26/2004

   Lessor:     KENNETH CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1396       Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 57
                EAST SECTION 9: W2 and SE
                SECTION 10: SW
                SECTION 15: E2 NW

Exhibit “A”	Page 2

Lease No:    MT00150-007                            Lease Date: 5/26/2004
   Lessor:     GAYLE BOX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1703       Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 57
                EAST SECTION 9: W2 and SE
                SECTION 10: SW
                SECTION 15: E2 NW
--------------------------------------------------------------------------------
Lease No:    MT00151-001                            Lease Date: 8/2/2004
   Lessor:     DONALD N. HOVET, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    2061       Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:    MT00151-002                            Lease Date: 8/2/2004
   Lessor:     DENNIS C. HOVET
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    2097       Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                  (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:    MT00151-003                            Lease Date: 8/2/2004
   Lessor:     SIGRID SCULLY
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    2103       Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                  (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:    MT00151-004                            Lease Date: 8/4/2004
   Lessor:     KAREN M. WALLER, ET VIR
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    609             Page:    57         Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                  (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:    MT00151-005                            Lease Date: 8/4/2004
   Lessor:     KEVIN HOVET
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    609             Page:    98         Entry:

Exhibit “A”	Page 3

   Legal Sexc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                  (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:     MT00151-006                           Lease Date: 8/4/2004
   Lessor:     TIMOTHY D. HOVET, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    609             Page:    8           Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                  (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:    MT00151-007                            Lease Date: 8/4/2004
   Lessor:    JAMES G. HOVET, ET UX
   Lessee:    GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:              Book:    609             Page:    190         Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                SECTION 1: LOT 3 (39.79) and LOT 4 (39.70) and SW and S2 NW
                SECTION 2: LOT 3 (39.75) and LOT 4 (39.78) and SW and S2 NW
                   (LESS 3 AC. PREVIOUSLY CONVEYED)
                SECTION 11: NE SE
                SECTION 12: NW and N2 SW
--------------------------------------------------------------------------------
Lease No:    MT00152-001                            Lease Date: 8/6/2004
   Lessor:     THE SALVATION ARMY, INTERMT DV
   Lessee:     GASONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:     609            Page:    600        Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 56 EAST
                 SECTION 12: NE
--------------------------------------------------------------------------------
Lease No:    MT00153-000                            Lease Date: 6/28/2004
   Lessor:     ALLAN B. LUNDQUIST
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1616       Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 57 EAST
                 SECTION 5: LOT 1 (40.07) and LOT 2 (40.03) and LOT 3 (40.01)
                 and SE NW and S2 NE and E2 SE SECTION 8: E2 E2
--------------------------------------------------------------------------------
Lease No:    MT00154-001                            Lease Date: 7/9/2004
   Lessor:     ALVIN V. CHRISTENSEN, TRUSTEE
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1706       Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 57
                EAST SECTION 4: SW
                SECTION 10: E2 E2 and SW SE
--------------------------------------------------------------------------------
Lease No:    MT00154-002                            Lease Date: 7/9/2004
   Lessor:     MYRA E. CHRISTENSEN, TRUSTEE
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1709       Entry:

Exhibit “A”	Page 4

   Legal Desc:  TOWNSHIP 34 NORTH, RANGE 57 EAST SECTION 4: SW
                SECTION 10: E2 E2 and SW SE
--------------------------------------------------------------------------------
Lease No:    MT00154-003                            Lease Date: 7/9/2004

   Lessor:     KENNETH CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    608             Page:    1767        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 4: SW
               SECTION 10: E2 E2 and SW SE
--------------------------------------------------------------------------------
Lease No:    MT00154-004                            Lease Date: 7/9/2004

   Lessor:     BRUCE DESONIA
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    608             Page:    1915        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE
               57 EAST SECTION 4: SW
               SECTION 10: E2 E2 and SW SE
--------------------------------------------------------------------------------
Lease No:    MT00154-005                            Lease Date: 7/9/2004

   Lessor:      NESSUMSAR MINERAL TRUST
   Lessee:      GASCONADE OIL CO.
   County:      SHERIDAN                            State:   MONTANA
   Recorded:               Book:    608             Page:    1918       Entry:
   Legal Desc.  TOWNSHIP 34 NORTH, RANGE
                57 EAST SECTION 4: SW
                SECTION 10: E2 E2 and SW SE
--------------------------------------------------------------------------------
Lease No:    MT00154-006                            Lease Date: 7/9/2004

   Lessor:     GAYLE BOX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    2055       Entry:
   Legal Desc:  TOWNSHIP 34 NORTH, RANGE
                57 EAST SECTION 4: SW
                SECTION 10: E2 E2 and SW SE
--------------------------------------------------------------------------------
Lease No:    MT00155-001                            Lease Date: 6/28/2004

   Lessor:     LORRAINE D. WALLEVAND
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1770       Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 57 EAST
                SECTION 8: SW and W2 SE
--------------------------------------------------------------------------------
Lease No:    MT00155-002                            Lease Date: 6/28/2004

   Lessor:     L. DWAYNE DAHL, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1922       Entry:
   Legal Desc:   TOWNSHIP 34 NORTH, RANGE 57 EAST
                SECTION 8: SW and W2 SE

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Lease No:    MT00156-001                            Lease Date: 7/9/2004
   Lessor:     BONNIE J. KOHLER, ET VIR

Exhibit “A”	Page 5

   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                          State:     MONTANA
   Recorded:              Book:    608            Page:     1773        Entry:
   Legal Desc:         TOWNSHIP 34 NORTH, RANGE
                57 EAST
                SECTION 5: W2 SW and SW NW and LOT 4 (39.97)
--------------------------------------------------------------------------------
Lease No:     MT00156-002                           Lease Date: 7/9/2004
   Lessor:     RONALD K. CHRISTENSEN, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    608             Page:    1776        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 5: W2 SW and SW NW and LOT 4 (39.97)
--------------------------------------------------------------------------------
Lease No:    MT00156-003                            Lease Date: 7/9/2004
   Lessor:     GARY C. CHRISTENSEN, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1925       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 5: W2 SW and SW NW and LOT 4 (39.97)
--------------------------------------------------------------------------------
Lease No:    MT00156-004                            Lease Date: 7/9/2004
   Lessor:     DOUDS, SANDRA, ET VIR
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1928       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 5: W2 SW and SW NW and LOT 4 (39.97)
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Lease No:    MT00157-000                            Lease Date: 7/24/2004
   Lessor:     RICHARD M. SORENSEN, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1800       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 6: SW NE and SE and LOT 2 (39.97)
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Lease No:    MT00158-001                            Lease Date: 7/24/2004
   Lessor:     CONNIE M. WANGERIN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:     608            Page:    1863       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 4: S2 NW and LOT 3 (40.05) and LOT 4 (40.07)
--------------------------------------------------------------------------------
Lease No:    MT00158-002                            Lease Date: 7/24/2004
   Lessor:     HAROLD C. NIELSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1931       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 4: S2 NW and LOT 3 (40.05) and LOT 4 (40.07)
--------------------------------------------------------------------------------
Lease No:    MT00159-001                            Lease Date: 7/16/2004
   Lessor:     LEWIS CHRISTENSEN, ET UX
   Lessee:     GASCONADE OIL CO.

Exhibit “A”	Page 6

   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:     608            Page:    1797        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 4: SE
               SECTION 10: W2 NE and NW SE
--------------------------------------------------------------------------------
Lease No:    MT00159-002                            Lease Date: 7/16/2004

   Lessor:     SOPHUS CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1832       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 4: SE
               SECTION 10: W2 NE and NW SE
--------------------------------------------------------------------------------
Lease No:    MT00159-003                            Lease Date: 7/16/2004

   Lessor:     VIRGINIA CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1860       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 4: SE
               SECTION 10: W2 NE and NW SE
--------------------------------------------------------------------------------
Lease No:    MT00160-000                            Lease Date: 12/7/1999
   Lessor:     STATE OF MONTANA 33,588-99
   Lessee:     REGER OIL, LLC
   County:     SHERIDAN                             State:   MONTANA
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 16: ALL
--------------------------------------------------------------------------------
Lease No:    MT00161-001                            Lease Date: 5/28/2004

   Lessor:     LEWIS CHRISTENSEN, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1380       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 9: NE
               SECTION 10: NW
--------------------------------------------------------------------------------
Lease No:    MT00161-002                            Lease Date: 5/28/2004

   Lessor:     SOPHUS CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1383       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57
               EAST SECTION 9: NE
               SECTION 10: NW
--------------------------------------------------------------------------------
Lease No:    MT00161-003                            Lease Date: 5/28/2004
   Lessor:     VIRGINIA CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1386       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE
               57 EAST SECTION 9: NE
               SECTION 10: NW
--------------------------------------------------------------------------------
Lease No:    MT00161-004                            Lease Date: 9/1/2004

Exhibit “A”	Page 7

   Lessor:     DONALD B. CATES
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:              Book:    609             Page:    436         Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE
               57 EAST SECTION 9: NE
               SECTION 10: NW
--------------------------------------------------------------------------------
Lease No:    MT00161-005                            Lease Date: 7/21/2004
   Lessor:     DENNIS CHRISTENSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                            State:   MONTANA
   Recorded:               Book:      608           Page:    1933       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 10: NW
--------------------------------------------------------------------------------
Lease No:    MT00162-000                            Lease Date: 6/28/2004
   Lessor:     MYRON F. ANDERSON
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:     608            Page:    1562       Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE
               57 EAST SECTION 8: NW
--------------------------------------------------------------------------------
Lease No:    MT00163-001                            Lease Date: 7/28/2004
   Lessor:     MAX P. RASMUSSEN, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1909       Entry:
   Recorded:   1/1/1900    Book:    609             Page:    279        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
               SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN LOT 3
               and S2 NE and SE SECTION 11: N2 and N2 SW and SW SW and NW SE

               TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09)
                and SE NW
               SECTION 6: LOT 6 (36.31) and LOT 7 (36.53) and E2 SW
               SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW
--------------------------------------------------------------------------------
Lease No:    MT00163-002                            Lease Date: 7/28/2004
   Lessor:     ALBERT D. RASMUSSEN, ET UX
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    608             Page:    1912       Entry:
   Recorded:   1/1/1900    Book:    609             Page:    280        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
               SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN LOT 3
                and S2 NE and SE
               SECTION 11: N2 and N2 SW and SW SW and NW SE

               TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09)
                and SE NW
               SECTION 6: LOT 6 (36.31) and LOT 7 (36.53) and E2 SW
               SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW

--------------------------------------------------------------------------------
Lease No:    MT00163-003                            Lease Date: 8/6/2004
   Lessor:     KENT RASMUSSEN
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:    609             Page:    101        Entry:

Exhibit “A”	Page 8

   Recorded:   1/1/1900    Book:     609            Page:    284        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
               SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN LOT 3
                and S2 NE and SE
               SECTION 11: N2 and N2 SW and SW SW and NW SE

               TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09)
                 and SE NW
               SECTION 6: LOT 6 (36.31) and LOT 7 (36.53) and E2 SW
               SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW
--------------------------------------------------------------------------------
Lease No:    MT00163-004                            Lease Date: 8/6/2004
      Lessor:     JON MAX RASMUSSEN, ET UX
      Lessee:     GASCONADE OIL CO.
      County:     SHERIDAN                             State:   MONTANA
      Recorded:               Book:    609             Page:    54      Entry:
      Recorded:   1/1/1900    Book:    609             Page:    394     Entry:
      Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
                  SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN
                   LOT 3 and S2 NE and SE
                  SECTION 11: N2 and N2 SW and SW SW and NW SE

                  TOWNSHIP 34 NORTH, RANGE 57 EAST
                  SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5
                   (36.09) and SE NW
                  SECTION 6: LOT 6 (36.31) and LOT 7 (36.53) and E2 SW
                  SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW
--------------------------------------------------------------------------------
Lease No:    MT00163-005                            Lease Date: 8/6/2004

      Lessor:     RUTH ANN R. HAUGEBERG
      Lessee:     GASCONADE OIL CO.
      County:     SHERIDAN                             State:   MONTANA
      Recorded:               Book:    608             Page:    2100    Entry:
      Recorded:   1/1/1900    Book:    609             Page:    384     Entry:
      Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
                  SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN
                   LOT 3 and S2 NE and SE
                  SECTION 11: N2 and N2 SW and SW SW and NW SE

                  TOWNSHIP 34 NORTH, RANGE 57 EAST
                  SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09)
                   and SE NW
                  SECTION 6: LOT 6 (36.31) and LOT 7 (36.53) and E2 SW
                  SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW
--------------------------------------------------------------------------------
Lease No:    MT00163-006                            Lease Date: 8/6/2004

      Lessor:     JANYTH RAE RASMUSSEN
      Lessee:     GASCONADE OIL CO.
      County:     SHERIDAN                             State:   MONTANA
      Recorded:               Book:    609             Page:    11      Entry:
      Recorded:   1/1/1900    Book:    609             Page:    408     Entry:
      Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
                  SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN
                   LOT 3 and S2 NE and SE
                  SECTION 11: N2 and N2 SW and SW SW and NW SE

                  TOWNSHIP 34 NORTH, RANGE 57 EAST
                  SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09)
                   and SE NW
                  SECTION 6: LOT 6 (36.31) and LOT 7 (36.53) and E2 SW
                  SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW
--------------------------------------------------------------------------------
Lease No:    MT00163-007                            Lease Date: 7/28/2004

      Lessor:     ROBERT L. RASMUSSEN
      Lessee:     GASCONADE OIL CO.
      County:     SHERIDAN                             State:   MONTANA
      Recorded:               Book:    609             Page:    285     Entry:
      Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST

Exhibit “A”	Page 9

                  SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN
                   LOT 3 and S2 NE and SE
                  SECTION 11: N2 and N2 SW and SW SW and NW SE

                  TOWNSHIP 34 NORTH, RANGE 57 EAST
                  SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09)
                   and SE NW
                  SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW
--------------------------------------------------------------------------------
Lease No:    MT00163-008                            Lease Date: 7/28/2004
   Lessor:     ELIZABETH MURDOCK
   Lessee:     GASCONADE OIL CO.
   County:     SHERIDAN                             State:   MONTANA
   Recorded:               Book:     608            Page:    2058       Entry:
   Recorded:   1/1/1900    Book:     609            Page:    383        Entry:
   Legal Desc: TOWNSHIP 34 NORTH, RANGE 56 EAST
               SECTION 2: LOT 1 (39.68) and LOT 2 (39.71) and 3 ACRES IN
                LOT 3 and S2 NE and SE
               SECTION 11: N2 and N2 SW and SW SW and NW SE

               TOWNSHIP 34 NORTH, RANGE 57 EAST
               SECTION 6: LOT 3 (39.99) and LOT 4 (35.86) and LOT 5 (36.09) and
                SE NW
               SECTION 7: LOT 1 (36.68) and LOT 2 (36.76) and E2 SW

EXHIBIT B

ATTACHED TO PURCHASE AND SALE AGREEMENT
DATED DECEMBER 8, 2005

WELLS:

WELL/LEASE NAME	WORKING INTERES (%)	NET REVENUE INTEREST (%)

State 6-16, NW Section 16-34N-57E	25.0000	20.0000
Sheridan Co., MT
State 8-16, NE Section 16-34N-57E	25.0000	20.0000
Sheridan Co., MT
State 10-16, SE Section 16-34N-57	25.0000 APO	20.0000 APO
Sheridan Co., MT

EXHIBIT C

ATTACHED TO PURCHASE AND SALE AGREEMENT
DATED DECEMBER 8, 2005

ASSIGNMENT AND BILL OF SALE

STATE OF __________ COUNTY OF _________	KNOW ALL MEN BY THESE PRESENTS:

        THAT, Staghorn Energy, LLC, One West Third Street, Suite 1000, Tulsa, OK 74103, hereinafter referred to as “Assignor”, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, does hereby grant, sell, convey and assign unto Kodiak Oil & Gas (USA), Inc., 1625 Broadway, Suite 330, Denver, CO 80202, hereinafter referred to as “Assignee”, subject to all of the terms and conditions set forth herein, one hundred percent (100%) of Assignor’s right, title and interest in and to the Oil and Gas Leases and covering those lands set out in Exhibit A, attached hereto and by reference made a part hereof, including without limitation, depth and acreage restrictions or reservations, (the “Leases”), together with all of Assignor’s rights in, to and under all agreements, products, purchase and sale contracts, leases, permits, right-of-ways, easements, licenses, options and orders, INSOFAR AND ONLY INSOFAR AS SAID Agreements, contracts, leases, permits, right-of-ways, easements, licenses, options and orders cover the Leases and production attributable thereto.

        This Assignment and Bill of Sale is expressly made subject to the terms of that certain Purchase and Sale Agreement dated effective November 1, 2005, by and between Assignor and Assignee

        This Assignment is made and accepted without warranty of title, either express or implied (even for the return of the purchase price), except Assignor hereby specially warrants and agrees to defend the title to its interest in the Leases against the lawful claims and demands of all persons claiming the same or any part thereof by, through or under Assignor, but not otherwise. Additionally, Assignor hereby grants and transfers to Assignee the benefit of and the right to enforce the covenants and warranties, if any, which Assignor is entitled to enforce with respect to the Leases against any predecessors in title.

        This Assignment and Bill of Sale shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The terms, conditions and exemptions contained herein shall constitute all covenants running with the land and shall be binding upon, and be for the benefit of, the respective successors and assigns of Assignor and Assignee.

        The parties agree to do such further acts or execute such further documents as may reasonably be required to effectuate the terms of this Assignment and Bill of Sale.

        This Assignment and Bill of Sale shall be effective November 1, 2005, at 7:00 a.m. Mountain Standard Time (the “Effective Date”).

        IN WITNESS WHEREOF, THIS Assignment is signed on this the _________________________________________ day of _________________________________, 2005, but effective as of the Effective Date.

ASSIGNOR: STAGHORN ENERGY, LLC By: Stanley M. Scott, Vice-President ASSIGNOR: KODIAK OIL & GAS (USA), INC. By: _________________________________

ACKNOWLEDGMENTS

STATE OF OKLAHOMA COUNTY OF ROGERS	) ) )

        This instrument was acknowledged before me on this the _________________________________ day of _______________________________, 2005, by Stanley M. Scott, Vice-President of Staghorn Energy, LLC, a Delaware limited liability company, on behalf of said corporation.

__________________________________________ Notary Public in and for The State of Oklahoma

STATE OF COLORADO COUNTY OF __________________	) ) )

        This instrument was acknowledged before me on this the __________ day of ____________, 2005, by _______________________, __________________of Kodiak Oil & Gas (USA), Inc., a ________________________________, on behalf of said corporation.

__________________________________________ Notary Public in and for The State of Colorado